August 6, 2018 Second Quarter 2018 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the Company’s investments, the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets, and in closing, and originating loans in the pipeline that the Company is evaluating, are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing, or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Highlights Loan Investment Activity Loan Portfolio $4.3 billion, diversified loan portfolio comprised of 60 first mortgage loans and 1 mezzanine loan1 99.6% first mortgage loan commitments 99.9% floating rate mortgage loans 80.9% concentration in the Top 25 MSAs in the United States; 65.5% concentration in the Top 10 MSAs Asset-Level Estimated Return on Equity of 8.2% for 2Q 2018 loan originations1 100% performing loan portfolio with no credit losses or impairments at June 30, 2018 See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, Mezzanine Loan and Asset-Level Estimated Return on Equity Loan Investment Activity ($ in millions) Quarter ended 6/30/18 Quarter ended 3/31/18 Number of Loans Closed 7 7 Total Loan Commitment $609.4 $579.2 Initial Unpaid Principal Balance $531.0 $516.7 Weighted Average Interest Rate LIBOR plus 3.08% LIBOR plus 3.76% Weighted Average LTV1 72.2% 71.3% Average Loan Size (by Commitment) $87.1 $82.7 Loan Category1 Bridge, Light Transitional, and Moderate Transitional Bridge, Light Transitional, and Moderate Transitional Property Type1 Office (94.6%) and Retail (5.4%) Office (52.2%), Multifamily (28.5%), and Mixed-Use (19.3%)

Highlights Loan portfolio leverage of 75.2%, with loan portfolio weighted average cost of funds of LIBOR plus 1.95%, a decline of 9 basis points from the quarter ended March 31, 2018, primarily due to the repayment of construction loan note-on-note financing arrangements and improved terms on secured revolving repurchase facilities3 $4.1 billion of financing commitments for loan investments at June 30, 2018, including total available loan portfolio financing capacity of $1.2 billion Available liquidity of $106.1 million at June 30, 2018 (Cash: $42.5 million; Secured Revolving Repurchase Facilities and Senior Secured Credit Facility Undrawn Capacity: $63.6 million) On May 4, 2018, amended guaranty agreements to harmonize financial covenants and allow for additional leverage across its lending arrangements where TPG RE Finance Trust Holdco, LLC is the guarantor Capitalization 2Q18 Financial Performance 1. See Appendix for definitions, including the definition of Core Earnings (reconciliation to GAAP net income provided on slide 14), LTV and Asset-Level Estimated Return on Equity. 2. Common shares include common stock and Class A common stock. 3. Loan portfolio leverage is defined as the total outstanding borrowings divided by the aggregate unpaid principal balance of the loan investments pledged. 4. The Company closed, or is in the process of closing, six first mortgage loans totaling $569.1 million of loan commitments for which borrowers have executed non-binding term sheets with the Company, entered into a period of exclusivity with the Company and paid expense deposits to cover underwriting costs of the Company. Generated GAAP net income of $26.4 million, or $0.44 per diluted common share, and Core Earnings of $26.6 million, or $0.44 per diluted common share, respectively, for the three months ended June 30, 20181,2 Net interest income increased to $34.5 million, up $1.1 million, or 3.3%, from the quarter ended March 31, 2018, due primarily to loan portfolio growth, increased LIBOR and a lower cost of funds Declared cash dividends of $25.9 million, or $0.43 per common share, representing an annualized dividend yield of 8.7% based on a book value per common share of $19.80 as of June 30, 20182 Subsequent Events From July 1, 2018 through August 6, 2018, the Company closed, or is in the process of closing, six first mortgage loans totaling $569.1 million of loan commitments with an average loan size of $94.9 million and weighted average spread of 4.05%. The loans have a weighted average LTV of 61.8% and a weighted average Asset-Level Estimated Return on Equity of 9.8%1,4 On July 12, 2018, the Company entered into a secured revolving credit facility with Citibank, N.A. with an aggregate borrowing capacity of up to $160.0 million and an initial maturity date of July 12, 2020 From July 23 to 25, 2018, the Company sold 17 CMBS investments for total cash consideration of $133.3 million, including sale costs and fees, to fund future loan originations On August 1, 2018, the Company’s Board of Directors authorized the extension of its 10b5-1 purchase plan, with the extension expected to be effected during 3Q 2018, prior to its contractual expiration on August 21, 2018

$0.38 $0.42 $0.43 Operating Performance GAAP net income of $26.4 million, or $0.44 per diluted common share, and Core Earnings of $26.6 million, or $0.44 per diluted common share, compared to GAAP net income of $25.1 million, or $0.42 per diluted common share, and Core Earnings of $25.3 million, or $0.42 per diluted common share, for the quarter ended March 31, 20181 Net interest income increased to $34.5 million, up $1.1 million, or 3.3%, from the quarter ended March 31, 2018, due primarily to loan portfolio growth, increased LIBOR and a lower cost of funds Declared cash dividends of $0.43 per common share during the quarter ended June 30, 2018, representing an 8.7% annualized dividend yield on book value per common share of $19.802 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income. 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date. 3. Compound Annual Growth Rate (CAGR) is calculated using operating results (including GAAP net income) for 3Q17 to 2Q18 to reflect the Company’s Annualized Dividend Yield and Core Earnings growth as a public company. Past performance is not indicative of future results, and no assurance can be give that growth will continue in future periods. Annualized Dividend Yield and Book Value per Common Share2 Steady Earnings Growth as a Public Company $ Millions Core Earnings1,3 GAAP net income Quarterly Results $19.80 Annualized Dividend Yield Book Value per Common Share 9.1% CAGR3 $19.82 $19.82 8.5% CAGR3 $19.80 $0.33

Geographic Diversity2 Diversified Loan Portfolio National, Major Market Footprint Property Diversity2 Lending Focused in Top 25 Markets1 Fixed vs. Floating2 Loan Category 1. Top 25 markets determined by US Census. 2. By total loan commitment at June 30, 2018. 3. Reflects total loan commitments for the Company’s 8 condominium loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $78.1 million. 4. See Appendix for definitions, including LTV and Loan Category definitions. 5. Represents total loan commitments for the company’s 3 construction loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $0.0 million. Note: Totals may not sum due to rounding. 2,4 Top 25 Markets Account for 80.9% of Total Loan Commitments 3 Condominium Construction Loan Portfolio: $4.3 billion Loan Type: First Mortgage 99.6% | Mezzanine 0.4% Weighted Average Interest Rate: LIBOR plus 4.3% Weighted Average LTV: 61.8% Property Diversity: No property type > 36.2% (Office)

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s risk rating scale and definition of Loan Category and Property Type. 2. By total loan commitment. 3. By loan carrying value. Note: Totals may not sum due to rounding. Year-to-Date Growth by Loan and Property Type 100% Performing Loan Portfolio3 Loan Category1,2 $ Millions Loan Portfolio – 6/30/18 $ Millions Property Type1,2 $ Millions YTD Decline of 49.8% Total: $3,805.6 Loan UPB increased 19.6% to $3.8 billion from December 31, 2017 Office and Multifamily are largest exposures at 36.2% and 20.5%, respectively, of total loan commitments Loan portfolio risk rating of 2.8 compared to 2.7 at March 31, 20181 Weighted Average Risk Rating of 2.8 $0.0 YTD Increase of 85.7% YTD Increase of 30.2% YTD Increase of 62.7% Loan Portfolio – 3/31/18 $ Millions Total: $3,597.2 Weighted Average Risk Rating of 2.7 $0.0

Loan Originations 2Q18 Investment Highlights Closed 7 first mortgage loans Total commitments of $609.4 million Average loan size of $87.1 million1 100% Floating Rate Weighted average interest rate of LIBOR plus 3.08% Weighted average LTV of 72.2%2 Property types: Office (94.6%) Retail (5.4%) Stable Loan Origination Metrics 59.6%   1H17 1H18 1Q18 2Q18 Loan Pipeline4 LTV2 65% 71% 71% 72% 62% Mortgage Loan WAS3 4.3% 3.4% 3.8% 3.1% 4.1% Asset-Level Estimated Return on Equity2 9.4% 8.9% 9.2% 8.2% 9.8% $ Millions 1. Average loan size based on loans originated or acquired during a reporting period. 2. See Appendix for definitions, including LTV, and Asset-Level Estimated Return on Equity. 3. LTV, Weighted Average Spread (“WAS”), and Asset-Level Estimated Return on Equity excludes two mezzanine loans totaling $91.5 million originated in 1Q 2017, both of which repaid in 1Q 2018. 4. For these Pipeline loans, prospective borrowers have executed non-binding term sheets, entered into a period of exclusivity with us with respect to the proposed loans, and paid to us expense deposits to cover the direct costs of our due diligence and underwriting process. No assurance can be given that any of these loans will close on their anticipated terms, or at all. 5. Total loan originations year-to-date through August 6, 2018 include, $1,188.7 million of closed loans and six loans totaling $569.1 million of loans that were closed, or are in the process of closing, subsequent to June 30, 2018. No assurance can be given that any of these loans will close on their anticipated terms, or at all. $1,757.85 Closed 1H 2018, FY 2017, & FY 2016 3Q18 Loan Pipeline Sustained Growth in Loan Originations YoY Increase of 75.9% YTD Originations Approaching 2017 Production Volume 4

Investment: Office Office Office $190.0M $149.0M $50.0M Philadelphia, PA San Diego, CA Atlanta, GA 1,071,154 NSF of office 314,135 NSF of office 420,050 NSF of office Refinance Lease-up and stabilization Refinance Lease-up and stabilization Refinance Lease-up and stabilization 73.6% / 7.7% 71.4% / 5.7% 57.2% / 8.0% Bridge / Stabilization Light Transitional Bridge / Stabilization June 2018 June 2018 June 2018 Select 2Q 2018 Loan Originations 1. See Appendix for definitions, including LTV, and Loan Category definitions. 2. In-place debt yield for loans originated during the three months ended June 30, 2018 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date. Note: Select 2Q18 Loan Originations represent 63.8% of total loan originations during 2Q18 based on total commitments. See slides 7 and 8 for Loan Origination data for 2Q18. Total Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield1,2 Loan Category1 Property Photos Investment Date

Loan Funding Activity through June 30, 2018 Strong portfolio growth spurred by $609.4 million of new loan commitments with an $87.1 million average loan size Loan UPB increased $627.7 million to $3.8 billion, an increase of 19.6% from December 31, 2017 2Q18 loan repayments of $414.6 million, including construction loan repayments of $129.7 million Asset-Level Estimated Return on Equity of 8.2% for 2Q 2018 loan originations1 1. See Appendix for definitions, including Asset-Level Estimated Return on Equity definition. 2. New originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings. Note: Totals may not sum due to rounding. Loan Funding Activity $ Millions Total Commitments UPB Deferred Fundings and New Originations2 Unfunded Commitments Repayments $3,727.2 $4,150.2 $4,308.6

Loan Portfolio Financing as of June 30, 2018 1. Total Loan Portfolio Financing Commitments and Financing Utilization relates only to the financing of the Company’s loan investments. Includes Non-Consolidated Senior Interests of $44.0 million at June 30, 2018. Note: Excludes items related to CMBS investments. Totals may not sum due to rounding. Financing Efficiency Boosts Levered Returns TRTX 2018-FL1 drives financing efficiency $ Millions Total Available Financing Capacity: $1,170.1 $112.6 $0.0 Loan Financing Utilization1 Total Loan Financing Capacity: $4.1 Billion Capacity $ Millions Secured Revolving Repurchase Facilities 5 Lenders CLO TRTX 2018-FL1 Non-Consolidated Senior Interests 1 Loan Note-on-Note 3 Lenders Senior Secured Credit Facility 1 Lender

Capital Deployment Sustained Capital Deployment Provides for Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage. 2. Outstanding total loan commitments as of the reporting date. 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS), mortgage loan repayments, or the TRTX 2018-FL1 replenishment feature, which may be used for new loan originations. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods. 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Loan Commitments as a percentage of Potential Gross Loan Investment Capacity. Targeted Leverage of 3.5:1 reflects the impact of May 2018 financial covenant amendments creating additional Potential Net Loan Capacity3 Financial Capacity $ Millions Leverage Ratio1 Loan UPB $3,198.1 $3,619.6 $3,825.8 Total Stockholders’ Equity $1,201.3 $1,192.6 $1,191.9 Targeted Leverage 3:1 3:1 3.5:1 Potential Gross Loan Investment Capacity $4,805.2 $4,770.4 $5,363.5 Less: Outstanding Total Loan Commitments2 ($3,727.2) ($4,150.2) ($4,308.6) Potential Net Loan Capacity3 $1,078.0 $620.2 $1,054.9 Potential Gross Loan Investment Capacity Utilization Rate4 77.6% 87.0% 80.3% Dec 31, 2017 Mar 31, 2018 Jun 30, 2018

Interest Rate Sensitivity 99.9% floating rate (by total commitment) loan portfolio well positioned in a rising interest rate environment1 Net floating rate mortgage loan exposure of $1.0 billion generates an annualized increase in net interest income of approximately $4.8 million for every 50 basis point increase in 1-month LIBOR Loan Portfolio Composition $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.08 $0.16 $0.24 $0.32 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR3 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part I, Item 3. of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk at June 30, 2018. 2. Excludes one fixed rate loan of $2.6 million. 3. Based on 1-month LIBOR at June 30, 2018 of 2.09%. Note: Excludes items related to CMBS investments.

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share Three Months Ended (unaudited) Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Net Income Attributable to Common Stockholders1 $26,438 $25,111 $24,754 $20,787 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 60,175,373 60,393,818 60,796,636 58,685,979 Basic and Diluted Earnings per Common Share $0.44 $0.42 $0.41 $0.35 Dividends Declared per Common Share $0.43 $0.42 $0.38 $0.33 Three Months Ended (unaudited) Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Net Income Attributable to Common Stockholders1 $26,438 $25,111 $24,754 $20,787 Non-Cash Compensation Expense 197 177 33 — Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $26,635 $25,288 $24,787 $20,787 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 60,175,373 60,393,818 60,796,636 58,685,979 Core Earnings per Common Share, Basic and Diluted $0.44 $0.42 $0.41 $0.35 1. Represents GAAP net income attributable to the common and Class A common stockholders. 2. Includes common stock and Class A common stock. Note: Amounts shown in thousands, except share and per share data. Book Value Per Common Share For the Period Ended (unaudited) Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Total Stockholders’ Equity $1,191,913 $1,192,613 $1,201,331 $1,207,798 Preferred Stock - - 125 125 Stockholders’ Equity, Net of Preferred Stock $1,191,913 $1,192,613 $1,201,206 $1,207,673 Number of Common Shares Outstanding at Period End2 60,194,512 60,175,160 60,618,730 61,004,768 Book Value per Common Share $19.80 $19.82 $19.82 $19.80

TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Loan 1 $190.0 $177.0 L + 2.7% 5.0 years Philadelphia, PA Office $177 Sq. ft. 73.6% Loan 2 188.0 142.0 L + 4.1% 3.3 years Nashville, TN Mixed-Use3 $292 Sq. ft. 60.7% Loan 3 180.0 168.3 L + 3.8% 4.4 years Charlotte, NC Hotel $257,143 / Unit 65.5% Loan 4 173.3 155.2 L + 4.3% 4.3 years Philadelphia, PA Office $213 Sq. ft. 72.2% Loan 5 165.0 154.4 L + 3.8% 4.7 years Various, NJ Multifamily $129,412 / Unit 78.4% Loan 6 149.0 125.3 L + 3.3% 5.0 years San Diego, CA Office $474 Sq. ft. 71.4% Loan 7 147.3 105.8 L + 4.5% 3.5 years Atlanta, GA Retail $414 Sq. ft. 47.7% Loan 8 132.0 106.4 L + 7.5% 3.2 years Fort Lauderdale, FL Condominium $281 Sq. ft. / $04 19.8% Loan 9 125.9 116.6 L + 4.8% 4.2 years Cliffside, NJ Multifamily $400,828 / Unit 56.8% Loan 10 121.6 99.9 L + 4.4% 4.1 years Houston, TX Multifamily $425,245 / Unit 62.5% Loans 11 – 61 $2,736.5 $2,474.9 L + 4.4%5 3.5 years     61.2% Total Loan Portfolio $4,308.6 $3,825.8 L + 4.3%5 3.8 years 61.8% 1. Represents TRTX’s potential maximum loan commitment/balance. 2. Represents TRTX’s current loan balance and excludes pari passu and junior positions. 3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type. 4. Commitment amounts per square foot for condominium loans only are presented before and after giving effect to the aggregate net sales value of executed sales contracts (all of which are accompanied by substantial cash deposits from purchasers) relating to each specific condominium project. 5. Represents the weighted average interest rate as of June 30, 2018 for the floating rate loans and the coupon for the fixed rate loan. Interest rate includes LIBOR plus the loan credit spread at June 30, 2018. Note: As of June 30, 2018 excludes CMBS investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform. $ Millions

ASSETS June 30, 2018 December 31, 2017 Cash and Cash Equivalents $42,494 $75,037 Restricted Cash 845 700 Accounts Receivable 37 141 Accounts Receivable from Servicer/Trustee 36,738 220 Accrued Interest Receivable 18,163 16,861 Loans Held for Investment (includes $2,591,171 and $2,694,106 pledged as collateral under secured revolving repurchase agreements, respectively) 3,805,551 3,175,672 Investment in Commercial Mortgage-Backed Securities, Available-for-Sale (includes $45,675, and $47,762 pledged as collateral under secured revolving repurchase agreements, respectively) 218,058 85,895 Other Assets, net 703 859 Total Assets $4,122,589 $3,355,385 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 5,462 5,385 Accrued Expenses 5,924 5,067 Collateralized Loan Obligation (net of deferred financing costs of $6,874 and $0, respectively) 734,030 — Secured Revolving Repurchase and Senior Secured Agreements (net of deferred financing costs of $7,826 and $8,697, respectively) 1,952,170 1,827,104 Notes Payable (net of deferred financing costs of $673 and $1,601, respectively) 200,471 287,886 Payable to Affiliates 6,187 5,227 Deferred Revenue 521 317 Dividends Payable 25,911 23,068 Total Liabilities 2,930,676 2,154,054 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value; 100,000,000 and 100,000,000 shares authorized; 0 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value; 300,000,000 and 300,000,000 shares authorized; 59,039,965 and 59,440,112 shares issued and outstanding, respectively) 60 60 Class A Common Stock ($0.001 par value; 2,500,000 and 2,500,000 shares authorized; 1,154,547 and 1,178,618 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,216,352 1,216,112 Accumulated Deficit (22,828) (14,808) Accumulated Other Comprehensive (Loss) (1,672) (34) Total Stockholders' Equity 1,191,913 1,201,331 Total Liabilities and Stockholders' Equity $4,122,589 $3,355,385 Consolidated Balance Sheets All amounts in thousands except share and per share amounts (unaudited)

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) Three Months Ended June 30,   Six Months Ended June 30, INTEREST INCOME 2018 2017 2018 2017 Interest Income $64,693 $51,736 $124,058 $99,677 Interest Expense (30,154) (19,635) (56,152) (37,435) Net Interest Income 34,539 32,101 67,906 62,242 OTHER REVENUE Other Income, net 509 245 875 367 Total Other Revenue 509 245 875 367 OTHER EXPENSES Professional Fees 855 463 1,754 1,192 General and Administrative 1,089 720 2,197 1,189 Servicing and Asset Management Fees 767 1,205 1,534 2,341 Management Fee 4,763 2,768 9,467 5,356 Collateral Management Fee - 71 - 202 Incentive Management Fee 1,146 1,805 2,072 3,386 Total Other Expenses 8,620 7,032 17,024 13,666 Income Before Income Taxes 26,428 25,314 51,757 48,943 Income Taxes 10 14 (205) (140) Net Income $26,438 $25,328 $51,552 $48,803 Preferred Stock Dividends - (8) (3) (8) Net Income Attributable to Common Stockholders $26,438 $25,320 $51,549 $48,795 Basic Earnings per Common Share $0.44 $0.52 $0.86 $1.00 Diluted Earnings per Common Share $0.44 $0.52 $0.86 $1.00 Weighted Average Number of Common Shares Outstanding Basic: 60,175,373 48,664,664 60,283,992 48,555,950 Diluted: 60,175,373 48,664,664 60,283,992 48,555,950 Dividends Declared per Common Share $0.43 $0.41 $0.85 0.85 OTHER COMPREHENSIVE INCOME Net Income $26,438 $25,328 $51,552 $48,803 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities (1,424) 56 (1,638) 1,288 Comprehensive Net Income $25,014 $25,384 $49,914 $50,091

Consolidated Statements of Cash Flows All amounts in thousands (unaudited) Six Months Ended, June 30, 2018 June 30, 2017 Cash Flows from Operating Activities: Net Income $51,552 $48,803 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, Net (8,911) (9,805) Amortization of Deferred Financing Costs 7,900 5,453 Capitalized Accrued Interest – 2,456 Stock Compensation Expense 374 – Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 104 262 Accrued Interest Receivable (1,500) 1,816 Accrued Expenses 1,165 (671) Accrued Interest Payable 77 1,713 Payable to Affiliates 960 2,581 Deferred Fee Income 204 (126) Other Assets 234 143 Net Cash Provided by Operating Activities 52,159 52,625 Cash Flows from Investing Activities: Origination of Loans Held for Investment (1,040,793) (524,725) Advances on Loans Held for Investment (150,769) (154,566) Principal Repayments of Loans Held for Investment 534,580 883,146 Proceeds from Sales of Loans Held for Investment – 52,443 Purchase of Commercial Mortgage-Backed Securities (143,643) (96,610) Principal Repayments of Commercial Mortgage-Backed Securities 4,536 29,666 Purchases and Disposals of Fixed Assets __– (218) Net Cash Provided by Investing Activities (796,089) 189,136 Cash Flows from Financing Activities: Payments on Collateralized Loan Obligation – (392,289) Proceeds from Collateralized Loan Obligation 745,904 16,254 Payments on Secured Financing Agreements (1,037,666) (547,820) Proceeds from Secured Financing Agreements 1,073,518 798,514 Payment of Deferred Financing Costs (13,361) (4,027) Proceeds from Issuance of Common Stock – 24,635 Payments to Repurchase Common Stock (8,360) – Proceeds from Issuance of Class A Common Stock – 365 Payments to Redeem Series A Preferred Stock (125) – Dividends Paid on Common Stock (47,442) (38,177) Dividends Paid on Class A Common Stock (933) (1,449) Dividends Paid on Preferred Stock (3) (8) Net Cash Provided by Financing Activities 711,532 (144,002) Net Change in Cash, Cash Equivalents, and Restricted Cash (32,398) 97,759 Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 75,737 103,975 Cash, Cash Equivalents, and Restricted Cash at End of Period 43,339 201,734 Supplemental Disclosure of Cash Flow Information: Interest Paid 48,175 30,270 Taxes Paid 205 140 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment by Servicer/Trustee, Net 36,435 44,024 Interest Payments of Loans Held for Investment and Commercial Mortgage-Backed Securities Held by Servicer/Trustee, Net 198 – Principal Repayments of Commercial Mortgage-Backed Securities Held by Servicer/Trustee, net 105 – Dividends Declared, not paid 25,911 20,520 Accrued Deferred Financing Costs 1,177 2,125 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities, Available-for-Sale (1,638) 1,288 Proceeds from Secured Financing Agreements Held by Trustee – 3,392 Accrued Other Assets Costs 78 2,648

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps TRTX evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan portfolio and operations. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net), less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net) plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category LTV is calculated for loan originations and existing loans as the total loan commitment or outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), respectively, divided by the applicable as-is real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The as-is real estate value reflects our Manager’s estimates, at the time of origination or acquisition of a loan or participation interest in a loan, of the real estate value underlying such loan or participation interest, determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Fundings made under existing loan commitments after loan closing date Deferred Fundings

Definitions (cont.) In connection with any origination or co‐origination of a mezzanine loan by TRTX, the senior mortgage loan that is contemporaneously issued by the borrower to a senior mortgage lender or that is transferred by TRTX to the co‐originating senior mortgage lender. In either case, the senior mortgage loan is not included on TRTX’s consolidated balance sheets. TRTX retains only the mezzanine loan on its consolidated balance sheets All of the Company’s mezzanine loans are contiguous with mortgage loans originated by TRTX and sold to a third party as a nonconsolidated senior interest, or co-originated with a third party lender Non-Consolidated Senior Interest Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income Mezzanine Loan Loan made to the owner of a borrower under a mortgage loan and secured by a pledge of the equity interest(s) in such borrower. Mezzanine loans are subordinate to a first mortgage loan but senior to the owner’s equity Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable.

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 Investor Relations: (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust Courtney Power (415) 743-1550 media@tpg.com New York Stock Exchange: Symbol: TRTX Analyst Coverage Bank of America Merrill Lynch Kenneth Bruce (415) 676-3545 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Wells Fargo Donald Fandetti (212) 214-8069 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Raymond James Stephen Laws (901) 579-4868 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $84 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.